Exhibit 10.1

EIGHTH AMENDMENT TO THE SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This EIGHTH AMENDMENT TO THE SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of January 28, 2022, is entered into by and among the following parties:
i.P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Seller;
ii.PEABODY ENERGY CORPORATION, a Delaware corporation (“Peabody”), as Servicer;
iii.PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Structuring Agent; and
iv.PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”), and as a Purchaser Agent, Committed Purchaser, LC Bank and LC Participant.
BACKGROUND
A. The parties hereto are parties to that certain Sixth Amended and Restated Receivables Purchase Agreement, dated as of April 3, 2017 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
B. PNC Capital Markets LLC desires to join the Agreement as “Structuring Agent” thereunder.
C. Concurrently herewith, the parties hereto are entering into that certain Amended and Restated Fee Letter (the “A&R Fee Letter”).
D. The parties hereto desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not otherwise defined herein (including, without limitation, capitalized terms used in the above preamble and background section) have the respective meanings set forth in the Agreement (as amended hereby).
SECTION 2.    Amendments to the Agreement. The Agreement is hereby amended to reflect the marked changes shown on Exhibit A to this Amendment.
SECTION 3.    Joinder. From and after the date hereof, PNC Capital Markets LLC shall be a party to the Agreement as a “Structuring Agent” for all purposes thereof. Each of the parties hereto hereby consents to the joinder of PNC Capital Markets LLC as a “Structuring Agent” and any otherwise applicable conditions precedent thereto under the Agreement and the other Transaction Documents (other than as set forth herein) are hereby waived.
SECTION 4.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

a.the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents (as defined in the Agreement) to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms;
b.the representations and warranties made by such Person in the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (as the case may be), unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and
c.no event has occurred and is continuing, or would result from this Amendment, that constitutes a Termination Event or an Unmatured Termination Event.

SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 6.    Conditions to Effectiveness. The effectiveness of the Amendment is subject to the condition precedent that (a) the Administrator shall have received on or before the date hereof, duly executed counterparts of this Amendment and the A&R Fee Letter, each in form and substance reasonably satisfactory to the Administrator and (b) all fees and expenses payable by the Seller on the date hereof to the Administrator and each Purchaser have been paid in full in accordance with the terms of the Transaction Documents.
SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
SECTION 10.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
THE SELLER:

P&L RECEIVABLES COMPANY, LLC,
as Seller

By: /s/ Brian Cropper
Name: Brian Cropper
Title: Vice President & Treasurer

THE SERVICER:

PEABODY ENERGY CORPORATION, as Servicer and Performance Guarantor

By: /s/ Brian Cropper
Name: Brian Cropper
Title: Vice President & Treasurer

PNC’S PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for its Purchaser Group and as Committed Purchaser

By: /s/ Deric Bradford
Name: Deric Bradford
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an LC Participant for its Purchaser Group and as the LC Bank

By: /s/ Deric Bradford
Name: Deric Bradford
Title: Senior Vice President

THE ADMINISTRATOR:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ Deric Bradford
Name: Deric Bradford
Title: Senior Vice President

PNC CAPITAL MARKETS,
as Structuring Agent

By: /s/ Deric Bradford
Name: Deric Bradford
Title: Senior Vice President

EXHIBIT A
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